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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 26, 1999


                          HYDROMAID INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


               NEVADA                 0-23729                     87-0575839
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                12222 SOUTH 1000 EAST, SUITE 1
                       DRAPER, UTAH                               84020
        (Address of Principal Executive Office)                (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (801) 553-8790

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    ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    The registrant has dismissed its former principal accountants, Jones, Jensen & Co., effective January 26, 1999.

    During the two most recent fiscal years of the registrant and each subsequent interim period preceding January 26, 1999 there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable events.

    The reports of the former principal accountants on the financial statements of the registrant for the fiscal years ended December 31, 1997 and 1996 did not contain qualified opinions.

    The registrant's Board of Directors has approved the decision to change accountants.

    On January 26, 1999 the registrant engaged Squar, Milner & Reehl LLP as its principal accountant.

    The following exhibit is being filed with the Current report on Form 8-K:

    Letter dated February 1, 1999 from Jones, Jensen & Co., addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HYDROMAID INTERNATIONAL, INC.


January 26, 1999                       By:  /s/John W. Nagel
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                                           John Nagel, Chief Financial Officer